            AMENDMENT NO. 1 TO RESEARCH FUNDING AND OPTION AGREEMENT

          This Amendment No. 1 to Research Funding and Option Agreement ("Amendment") is effective March 1, 1998, and is an amendment to the Research Funding and Option Agreement dated October 28, 1996 (the "Research Agreement") by and between THE SCRIPPS RESEARCH INSTITUTE, a California nonprofit public benefit corporation ("Scripps") and ACUTE THERAPEUTICS, INC., a Delaware corporation ("Optionee") with respect to the facts set forth below.

                                    RECITALS

         A. Optionee and Scripps are parties to that certain Research Funding and Option Agreement dated October 28, 1996 (the "Research Agreement"), pursuant to which Optionee is funding research activities conducted by Scripps relating to synthetic pulmonary surfactants.

         B. Optionee wishes to extend the term of the Research Agreement.

         C. In order to provide Optionee with an extension of the term of said Research Agreement, Scripps is willing to amend the Research Agreement as set forth herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth herein, Scripps and Optionee agree as follows:

         1. Amendment of Research Agreement. The following Sections of the Research Agreement are hereby amended to read as follows:

            2.1 Conduct of Research Program. Scripps hereby agrees to conduct the Research Program as expressly set forth on Exhibit A to this Amendment, as amended from time to time in accordance with its terms, and subject to the provisions of this Agreement.

            2.4 Contributions of Parties to Research Program. Contributions in the form of financial support, equipment, personnel, technology and other necessary components for the conduct of the Research Program shall be made by the parties in accordance with the terms set forth on Exhibit B attached to this Amendment.

            7.1 Term. Unless terminated sooner, the term of this Agreement shall commence on the date set forth above and shall continue until February 28, 1999, and thereafter, this Agreement shall be renewable for additional periods of one
(1) year each upon mutual agreement of the parties.

            IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the Effective Date set forth above.


SCRIPPS:                                        OPTIONEE:

THE SCRIPPS RESEARCH INSTITUTE                  ACUTE THERAPEUTICS, INC.

By:___________________________                  By:_____________________________


Title:________________________                  Title:__________________________

                                    EXHIBIT A

A. Summary of Projects

         1. Studies of the effect of pulmonary lavage with dilute surfactant on the expansion of injured lungs and the improvement of pulmonary function.

         2. Studies on the stabilization of expansion induced by surfactant and the capacity of the inflammatory process to inhibit surfactant.

         3. Studies on the capacity of surfactant to inhibit inflammation in the lung.

         4.  [***]

         5.  [***]

         6.  [***]

B. Research Methods

         1. Studies of the expansion of injured lungs and the improvement of pulmonary function by lavage with dilute surfactant

        [***]

          2. Stabilization of expansion and the capaicty of the inflammatory response to inhibit surfactant.

        [***]

         3. The capacity of surfactant to inhibit pulmonary inflammation.

        [***]

         [***] Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.


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

                                    EXHIBIT B

         Efficacy of KL4-Surfactant in Models of Pulmonary Injury Budget

Personnel:

Total                                                    Salary       Fringe
-----                                                    ------       ------
C.G. Cochrane, M.D., P.I.                   26,500        6,625       33,125
S.D. Revak                                  18,400        3,864       22,264
I.U. Schraufstatter, M.D.                   20,000        4,200       24,200
Y. Pavlova                                  28,500        5,415       33,915
H. Takamori, M.D., Ph.D. (Surgery)          15,000        2,850       17,850
                                           -------       ------      -------
                                           108,400       22,954      131,354


Supplies:

[***]
Vivarium charges: animal care, anesthesiology
Chemicals, synthetic peptides, phospholipids, surgical supplies
Glassware, plasticware
Tissue culture supplies
EM
Photography
Equipment maintenance
Histology
                                                                          85,218
Travel (Scientific meetings, including ATI Conferences)
                                                                          12,000


DIRECT COSTS:                                                            228,572
INDIRECT COSTS: (@ 75%, Negotiated Rate 10/9/97)                         171,429
INSTITUTIONAL SUPPORT FOR RESEARCH (@ 15%)                                60,000
TOTAL COSTS                                                              460,001

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